UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CADRENAL THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

August 28, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cadrenal Therapeutics, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Cadrenal Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held virtually on Friday, October 20, 2023 at 10:00 a.m. Eastern Time via live webcast, which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2023. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

The purpose of the 2023 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting. At the 2023 Annual Meeting, stockholders will vote on the following matters:

(1)	to elect the two (2) nominees for Class I directors named in the accompanying proxy statement to our Board of Directors, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

(2)	to ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2023;

(3)	to transact such other business as may properly come before the 2023 Annual Meeting or any adjournments or postponements of the 2023 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on August 25, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting or any adjournment or postponement of the 2023 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2023 Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2023 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2023 Annual Meeting will automatically revoke any prior vote by proxy.

On behalf of the Board of Directors and the employees of Cadrenal Therapeutics, Inc. we thank you for your continued support and look forward to speaking with you at the Annual Meeting.

/s/ Quang Pham
Quang Pham
Chairman and Chief Executive Officer

This Notice of Annual Meeting of Stockholders, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.proxyvote.com and on our website at www.cadrenal.com.

Note: The 2023 Annual Meeting will be a virtual meeting conducted via live webcast. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. To attend the live audio webcast for access to the 2023 Annual Meeting, please visit www.virtualshareholdermeeting.com/CVKD2023. Additional information regarding attending the annual meeting, voting your shares and submitting questions can be found in the proxy statement.

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Cadrenal” “we,” “us,” and “our” refer to Cadrenal Therapeutics, Inc., a Delaware company. This proxy statement and form of proxy, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which is not a part of our proxy solicitation materials, are being distributed and made available to our stockholders on or about September 8, 2023. Our principal executive offices are located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Annual Meeting Information

Date and Time:	October 20, 2023 at 10:00 a.m., Eastern Daylight Time
Meeting Access:	Live Audio Webcast: www.virtualshareholdermeeting.com/CVKD2023
Record Date:	August 25, 2023
Voting:	Stockholders have one vote per share on all matters presented at the annual meeting

This year’s annual meeting will be a virtual meeting. You will be able to attend the annual meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CVKD2023. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on October 19, 2023. Please see “Additional Information About These Proxy Materials and Voting” for more information regarding the annual meeting.

Even if you plan to attend the virtual annual meeting, please vote in advance so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of two directors	FOR each Director Nominee	7
Ratification of WithumSmith+Brown, P.C. as Cadrenal’s independent registered public accounting firm for the 2023 fiscal year	FOR	17

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the annual meeting.

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

PROXY STATEMENT

For the 2023 Annual Meeting of Stockholders to be held on October 20, 2023

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “common stock”), of Cadrenal Therapeutics, Inc., a Delaware corporation (including its consolidated subsidiaries, referred to herein as “Cadrenal,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Cadrenal (the “Board of Directors”) of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held virtually on Friday, October 20, 2023, beginning at 10:00 a.m., Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2023, and at any adjournment or postponement of our 2023 Annual Meeting. Only stockholders as of August 25, 2023 (the “Record Date”) may attend the 2023 Annual Meeting. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the two (2) Class I directors named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2023 Annual Meeting including at any adjournments or postponements thereof, to be held virtually on Friday, October 20, 2023 at 10:00 a.m. Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2023.

You are invited to attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2023 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting. The proxy materials, consisting of the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the proxy card, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), which is not a part of our proxy solicitation materials, are being distributed and made available on or about September 8, 2023. If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the 2023 Annual Meeting.

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors of Cadrenal is soliciting your proxy to vote at the 2023 Annual Meeting, including at any adjournments or postponements of the 2023 Annual Meeting.

Q.	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

Q.	When were the proxy materials first sent or made available to stockholders?

A:	The Notice will be first mailed to stockholders on or about September 8, 2023. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	Who can vote at the 2023 Annual Meeting?

A:	Only stockholders of record at the close of business on August 25, 2023 (the “Record Date”), will be entitled to vote at the 2023 Annual Meeting. On the Record Date, there were 13,022,754 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 25, 2023 your shares were registered directly in your name with the Company’s transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may directly vote your shares at the virtual 2023 Annual Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2023 Annual Meeting, we urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 25, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock. In addition, you will receive instructions as part of your proxy materials provided by your broker, bank or other financial institution on how to access the virtual annual meeting and participate and vote at the annual meeting (including, if your broker, bank or other financial institution elects to do so, instructions on how to vote via telephone or the Internet). You must follow those instructions in order to be able to access the virtual annual meeting and have your shares voted.

Q:	When and where will the annual meeting be held?

A:	Date	Friday, October 20, 2023
	Time	10:00 a.m. (EDT)
	Location	Live Audio Webcast at: www.virtualshareholdermeeting.com/CVKD2023

Q:	How can I attend and participate in the annual meeting?
A:

To attend and participate in the annual meeting, visit www.virtualshareholdermeeting.com/CVKD2023 and enter the 16-digit control number included on your proxy card. The virtual annual meeting will begin promptly at 10:00 a.m. (EDT) on Friday, October 20, 2023. You may log in beginning at 9:30 a.m. (EDT).

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check-in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the annual meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

If you do not have a 16-digit control number, you may also visit www.virtualshareholdermeeting.com/CVKD2023 and log in as a guest. You will not be able to vote your shares during the virtual annual meeting if you participate as a guest.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

Q:	What if I am having technical difficulties?
A:

Technicians will be ready to assist you with any technical difficulties you may have in accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:30 a.m. (EDT) on the day of the annual meeting by calling the numbers posted on the log in page.

Q:	How do I submit a question for the annual meeting?

A.	You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on October 19, 2023.

Q:	What information is contained in the Proxy Statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the 2023 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2022 Annual Report, which is not a part of our proxy solicitation materials, are available at www.cadrenal.com and www.proxyvote.com.

Q:	What items of business will be voted on at the 2023 Annual Meeting?

A:	The two (2) items of business scheduled to be voted on at the 2023 Annual Meeting are: (1) the election of our Class I directors named herein; and (2) the ratification of WithumSmith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR the two (2) nominees for Class I directors named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on August 25, 2023, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:

If you are a stockholder of record or hold a valid proxy, you can attend and vote electronically at the 2023 Annual Meeting through the virtual annual meeting platform. You may also vote on the internet, prior to 11:59 p.m. EDT on October 19, 2023, by visiting www.proxyvote.com. Alternatively, you may call 1-800-690-6903 to vote your shares, which voting will also close at 11:59 p.m. EDT on October 19, 2023 or you may sign, date and mail the proxy card, which must be received on or before October 19, 2023.

You may either vote FOR all of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposal 2, you may vote FOR, AGAINST, or ABSTAIN. On Proposal 2, if you ABSTAIN, it has the same effect as a vote AGAINST.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, the proxyholder will vote your shares as you direct.

●	To have your shares voted through a proxy submitted by the internet, go to www.proxyvote.com to complete an electronic proxy card. If you submit your proxy by telephone call 1-800-690-6903 and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on October 19, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Cadrenal. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of August 25, 2023.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by Internet at the 2023 Annual Meeting or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of all nominees for director, and FOR Proposal 2. If any other matter is properly presented at the 2023 Annual Meeting, the proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082; (2) submit a later-dated proxy (either by mail, telephone or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2023 Annual Meeting and voting by internet. Attendance at the 2023 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2023 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, or by phone at (904) 300-0701.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR any of the two (2) nominees for Class I directors named herein or you may direct your vote to be WITHHELD with respect to either of the two (2) nominees.

With respect to Proposal 2, you may vote, FOR, AGAINST or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the 2023 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least thirty-four percent (34%) of the outstanding shares entitled to vote at the 2023 Annual Meeting are present at the 2023 Annual Meeting, by logging into the meeting pursuant to the instructions provided herein, or represented by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2023 Annual Meeting by logging in as instructed herein. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2023 Annual Meeting may be adjourned to another date by the chairperson of the 2023 Annual Meeting or the vote of the stockholders holding a majority of the shares present at the meeting or represented by proxy.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the two (2) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present at the 2023 Annual Meeting or represented by proxy at the 2023 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (ratification of the appointment of WithumSmith+Brown, P.C., as our independent registered public accounting firm for the year ending December 31, 2023), must receive the affirmative vote from the holders of a majority of those shares present at the 2023 Annual Meeting or represented by proxy and entitled to vote on that proposal at the 2023 Annual Meeting. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of WithumSmith+Brown, P.C. to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes should not exist for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Cadrenal and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2023 Annual Meeting is Proposal 2. Proposal 1 is not a routine matter. Accordingly, if you do not direct your broker how to vote for the nominees for director in Proposal 1, your broker may not exercise discretion and may not vote your shares on those proposals.

For purposes of Proposal 1, broker non-votes are not considered to be “votes cast” at the 2023 Annual Meeting. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1; and, therefore, will have no effect on the outcome of the vote on any such proposal. For purposes of Proposal 1, abstentions are not considered to be “votes cast” and, for purposes of Proposal 2, abstentions are entitled to vote on the proposals. As such, abstentions will have the effect of a vote AGAINST Proposal 2, and will have no effect on the outcome of the vote on Proposal 1.

We encourage you to vote FOR each of the nominees named in Proposal 1 and vote FOR Proposal 2.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2023 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2023 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2023 Annual Meeting?

A:	Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2023 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Quang Pham, our Chief Executive Officer, and Matthew Szot, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on August 25, 2023, the Record Date, is entitled to be voted on all items being voted on at the 2023 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, August 25, 2023, 13,022,754 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Cadrenal or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of Cadrenal, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 30, 2024 at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the 2023 Annual Meeting. As a result, stockholders who intend to present proposals at the 2024 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on June 22, 2024 and no later than the close of business on July 22, 2024. However, if we hold the 2024 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting.

See “Stockholder Proposals For the 2024 Annual Meeting.”

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five (5) directors and is divided into three classes. Each class serves for three (3) years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the 2023 Annual Meeting, directors in Class II will stand for election at the 2024 Annual Meeting and directors in Class III will stand for election at the 2025 Annual Meeting of Stockholders. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively.

At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors proposed that Quang Pham and Glynn Wilson, as Class I nominees, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and has indicated his intent to serve if elected. The Company has no reason to believe that either of the nominees named below will be unable or unwilling to serve as a director if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

The following is a brief biography of each nominee and each director whose term will continue after the 2023 Annual Meeting.

Nominees to the Board of Directors

Each of the Class I director nominees and their age, position with our company and the expiration of their respective term on the Board of Directors (assuming they are re-elected at the 2023 Annual Meeting) are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Current Term Expires
Quang Pham	58	Chairman and Chief Executive Officer	2022	2023
Glynn Wilson	75	Director	2023	2023

Quang Pham, Chairman and Chief Executive Officer

Quang Pham has served as our Chief Executive Officer since he formed the Company on January 25, 2022. He previously served as Chief Executive Officer, Chairman of the Board of Directors and founder of Espero BioPharma, Inc. (“Espero”), the previous sponsor of the tecarfarin IND, since its formation in March 2015 until July 2020, at which time a petition for assignment for the benefit of creditors was filed in the Delaware Chancery Court, seeking an assignment of Espero’s assets. He then served as a consultant to HESP LLC, the assignee of Espero, from July 2020 until December 2021. From February 2012 to August 2015, Mr. Pham was a partner with D+R LATHIAN, LLC, a life sciences multichannel marketing agency. Prior to joining D+R LATHIAN, he founded and served as Chairman and Chief Executive Officer of Lathian Systems, Inc., a digital and database marketing company serving the pharmaceutical industry from 2000 until 2003 and from 2008 until 2012 when the company was acquired by D&R Communications, LLC in February 2012. He has a Bachelor of Arts in Economics from UCLA, and served as a U.S. Marine Corps Officer. We believe Mr. Pham is qualified to serve on our Board of Directors because of his significant business, mergers and acquisitions, and fundraising experience, numerous interactions with the FDA, continuous five-year history with tecarfarin development, and his extensive knowledge of the pharmaceutical industry and our competitors.

Glynn Wilson, Ph.D.

Dr. Glynn Wilson has served on our Board of Directors since January 19, 2023. He has served on the Board of Directors of Jupiter Wellness, Inc. (“Jupiter”) since November 2018, serving as Chairman since October 2019. Dr. Wilson also serves as Jupiter’s Chief Scientific Officer since April 2021 and served as its Head of Research and Development from October 2019 to July 2021. Dr. Wilson previously served as a Director of TapImmune, Inc. from February 2010 until October, 2018 and as Chief Executive Officer from July 2009 through September 2017. Dr. Wilson also served as President of Auriga Laboratories, Inc. from June 1, 2005 through March 13, 2006, and as Chief Scientific Officer from March 13, 2006 through August 25, 2006. He was the Chief Scientific Officer at Tacora Corporation from 1994 to 1997 and was the Vice-President, R&D, at Access Pharmaceuticals from 1997 to 1998. Dr. Wilson was Research Area Head, Cell and Molecular Biology in Advanced Drug Delivery at Ciba-Geigy Pharmaceuticals from 1984 – 1989 and Worldwide Head of Drug Delivery at SmithKline Beecham from 1989 to 1994. He was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Sanford Moore and William Stein, from 1974 to 1979. Dr. Wilson is a recognized leader in the development of drug delivery systems and has been involved in taking lead products & technologies from concept to commercialization.

Dr. Wilson has a Ph. D. in Biochemistry and conducted medical research at The Rockefeller University, New York. We believe that Dr. Wilson is qualified to serve on our Board of Directors due to his extensive background of success in corporate management and product development and his tenures in both multinational and start-up biotech organizations.

Vote Required

Provided that a quorum is present, the two nominees for director receiving a plurality of the votes cast at the 2023 Annual Meeting or by proxy will be elected. Accordingly, the two nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION

OF THE TWO NOMINEES LISTED ABOVE AS CLASS I DIRECTORS

Continuing Directors

The directors who are serving terms that end following the 2023 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires

Class II Directors
John Murphy	72	Director	2023	2024
Robert Lisicki	56	Director	2023	2024

Class III Director
Steven Zelenkofske	64	Director	2023	2025

Class II Directors

John R. Murphy

John R. Murphy has served on our Board of Directors since January 19, 2023. Since 2003, John R. Murphy has served on the Board of Directors of O’Reilly Automotive, Inc., where he served as Chairman of the Audit Committee from 2003 until 2019. Currently, he serves on the Audit Committee and Human Capital and Compensation Committee (Chair). Mr. Murphy has also served on the Board of Directors of Summit Materials, Inc. since 2012, where he is currently the Chair of the Audit Committee. Previously he served as a Director, Audit Committee Chairman, and Member of the Nominating and Governance Committee of Apria, Inc. (“Apria”) from August 2019 until April 2022. He also served on the Board of Directors of Alight Solutions LLC and Audit Committee Chairman from February 2020 until May 2022 and DJO Global, Inc. from 2012 until March 2019. Mr. Murphy also previously served on the Board of Directors of Graham Packaging, Inc. and Accuride Corporation, Inc. He previously served as Interim Chief Financial Officer of Summit Materials, Inc. in 2013, Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation from 2009 to 2010, and Chief Financial Officer, then President and Chief Operating Officer, then President and Chief Executive Officer with Accuride Corporation, Inc. from 1998 to 2008. Mr. Murphy holds a Bachelor of Science in Accounting from Pennsylvania State University and a Master of Business Administration from the University of Colorado, and is a Certified Public Accountant. We believe Mr. Murphy is qualified to serve on our Board of Directors due to his substantial experience guiding public company boards and knowledge and experience as chief financial officer.

Robert Lisicki

Robert Lisicki has served on our Board of Directors since July 23, 2023. He currently serves as an independent consultant and advisor to both public and private pharmaceutical and biotechnology companies. From October 2022 until March 2023, he served as the Chief Executive Officer and board member of InCarda Therapeutics, Inc., a privately held clinical stage biopharmaceutical company focused on cardiovascular diseases. Previously, he served as Executive Vice President and Chief Commercial Officer of Arena Pharmaceuticals (“Arena”) from November 2018 until March 2022, when Arena was acquired by Pfizer, Inc. Prior to joining Arena, Mr. Lisicki served as General Manager, Vice President Cardio-Metabolic and Inflammation at Regeneron Pharmaceuticals, Inc. from June 2018 to November 2018, leading the Company’s U.S.-based cardiovascular and inflammation business, and Senior Vice President of Sales and Marketing and Chief Customer Officer at Daiichi Sankyo, Inc. from August 2014 until February 2018, with responsibility for the company’s U.S.-based cardiovascular and oncology therapeutics. Mr. Lisicki also held several management positions at Amgen Inc. between 2005 and 2014, including Vice President and General Manager, responsible for a 700+ person sales force in the U.S. His U.S. leadership experiences included such market shaping products Enbrel and Prolia. During his tenure he also covered several ex-U.S. regions, and worked as an International Franchise Lead running the development and international strategies and business plans across Amgen’s portfolio including Nephrology, Cardiology, Bone and Oncology. Mr. Lisicki held various sales and marketing positions at Johnson & Johnson Corporation. Mr. Lisicki brings over 25 years of experience in biopharmaceutical management, sales and marketing to the Company. Mr. Lisicki holds a Bachelor of Science degree in Finance and Business Administration from the State University of New York at Albany. We believe Mr. Lisicki is qualified to serve on our Board of Directors due to his public company experience and his biopharmaceutical management, sales and marketing experience.

Class III Director

Steven Zelenkofske, D.O.

Dr. Steven Zelenkofske has served on our Board of Directors since January 19, 2023. Dr. Zelenkofske has served on the Board of Directors of Dinaqor AG since May 2020. He has served as Chief Medical Officer of SwanBio Therapeutics since June 1, 2020. Dr. Zelenkofske is also an advisor to Veralox Therapeutics, Inc., as Chair of the Scientific Advisory Board, a position he has held since March 2020. Previously, he served as Executive Vice President and Chief Medical Officer of Achillion Pharmaceuticals, Inc. from August 2018 until April 2020. Dr. Zelenkofske also served as Chief Medical Officer of uniQure N.V., from June 2017 to August 2018. Prior to joining uniQure, N.V., Dr. Zelenkofske was Vice President and Therapeutic Head of Cardiovascular/Metabolism for AstraZeneca, a biopharmaceutical company, from November 2014 to June 2017. From January 2009 to November 2014, Dr. Zelenkofske was Senior Vice President Clinical and Medical Affairs and Chief Medical Officer of Regado Biosciences, Inc., a biotechnology company. Dr. Zelenkofske has held leadership positions at Sanofi-Aventis, Boston Scientific, a medical device company, and Novartis Pharmaceuticals, a global healthcare company. Dr. Zelenkofske holds Bachelor of Science and Master of Science degrees from Emory University and a Doctor of Osteopathic Medicine degree from the Philadelphia College of Osteopathic Medicine. He conducted his graduate medical education at the Philadelphia College of Osteopathic Medicine and is board-certified in internal medicine, cardiology and cardiac electrophysiology. We believe that Dr. Zelenkofske is qualified to serve on our Board of Directors due to his knowledge and experience working in the biotech and pharmaceutical space will assist us as we work to complete our drug development and commercialization activities.

Family Relationships

There are no family relationships among any of our directors or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Below is information regarding certain characteristics of our Board of Directors, utilizing the template included in the related Nasdaq Stock Market (“Nasdaq”) rules.

Board Diversity Matrix (as of August 25, 2023)

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity	0	5
Directors
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+	0
Did Not Disclose Demographic Background

Independence of the Board of Directors

Under the rules of Nasdaq, independent directors must comprise a majority of our Board of Directors. The rules of Nasdaq, as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors has conducted a review of its proposed composition, the composition of its proposed committees and the independence of each director in accordance with these rules. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that John R. Murphy, Dr. Steven Zelenkofske, and Dr. Glynn Wilson do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and the SEC. In making this determination, our Board of Directors considered relationships that each director has with the Company, including the transactions described under the section entitled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. Currently, our Chief Executive Officer also serves as our Chairman of the Board of Directors. Our Board of Directors does not have a lead independent director. The Board of Directors believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. Our Board of Directors has determined the current leadership structure is appropriate and effective given our stage of development.

Risk Oversight

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the effectiveness of our internal control over financial reporting. . Our Nominating and Corporate Governance Committee monitors our risk governance structure, risk assessment and risk management practices, as well as our risk appetite and strategy relating to key risks, and the guidelines, policies and processes related thereto. The Nominating and Corporate Governance Committee also has the responsibility to manage risks associated with the independence of the Board of Directors. Our Compensation Committee assesses and monitors the impact of our compensation policies and practices for all employees on our risk profile.

Board and Committee Meetings and Attendance

The Board of Directors and its committees currently meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors did not hold any meetings due to the fact that the Board of Directors consisted of only one director who acted solely by written consent. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee did not hold any meetings during 2022 because such committees were not formed until January 2023 upon consummation of our initial public offering.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders. We did not have an annual meeting in 2022.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Cadrenal and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Stockholder Communication with Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary. The address for these communications is: Cadrenal Therapeutics, Inc., c/o Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Cadrenal for review and possible response.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the Code of Conduct is posted on our website at www.cadrenal.com and a copy will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or the Nasdaq rules.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities and the handling of our confidential information. The Trading Policy, which applies to all officers, employees, directors, consultants and independent contractors of the Company (each a “Covered Person”), prohibits the purchase or sale of our securities by a Covered Person or a member of their household who is in possession of material non-public information. The Trading Policy also prohibits, among other things, short-term trading, short sales, options trading, hedging and pledging. Consequently, no employee, executive officer or director may enter into a hedge or pledge of the Company’s common stock, including short sales, derivatives, put options, swaps and collars. A copy of our insider trading policy is available on our website at www.cadrenal.com.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our directors upon their appointment to the Board of Directors. We intend to issue equity grants to our officers and/or directors at the same time each year, either upon completion of the annual meeting of stockholders or in connection with our last meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and SEC, rules and regulations as further described below. The charters for each of these committees are available on our website at www.cadrenal.com. Information contained on or accessible through our website is not a part of this Annual Report on Form 10-K and the inclusion of such website address in this Annual Report on Form 10-K is an inactive textual reference only.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Compensation Committee, and Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each committee operates under a written charter, that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. From time to time, our Board of Directors may establish other committees to facilitate the management of our business as it sees fit and in accordance with applicable law and our corporate governance documents.

The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Quang Pham	—	—	—
John Murphy	Chair	Member	—
Steven Zelenkofske	Member	Chair	Member
Glynn Wilson	Member	—	Chair
Robert Lisicki	—	Member	Member

Audit Committee. Our Audit Committee consists of John Murphy, Dr. Steven Zelenkofske and Dr. Glynn Wilson, with John Murphy serving as the Chair of the Audit Committee. Our Board of Directors has determined that all of the directors who will serve on our Audit Committee are independent within the meaning of the rules and regulations of Nasdaq and Rule 10A-3 under the Exchange Act. In addition, our Board of Directors has determined that John Murphy qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. The primary purpose of the audit committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee will:

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

●	review our policies on risk assessment and risk management;

●	review and approve related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Compensation Committee. Our Compensation Committee consists of Dr. Steven Zelenkofske, Robert Lisicki and John Murphy, with Dr. Steven Zelenkofske serving as the Chair of the Compensation Committee. Our Board of Directors has determined that all of the directors who will serve on our compensation committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee will also:

●	oversee our overall compensation philosophy and compensation policies, plans and benefit programs;

●	review and recommend to our Board of Directors for approval compensation for our executive officers and directors;

●	prepare the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	administer our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Dr. Glynn Wilson, Robert Lisicki and Dr. Steven Zelenkofske, with Dr. Glynn Wilson serving as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will oversee and assist our Board of Directors in reviewing and recommending nominees for election as directors. All members who will serve on the Nominating and Corporate Governance Committee are independent directors as defined under the listing standards of Nasdaq. Specifically, the corporate governance and nominating committee will:

●	identify, evaluate and make recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees, including consideration of recommendations for election to the Board of Directors by stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws;

●	consider and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

●	review developments in corporate governance practices;

●	evaluate the adequacy of our corporate governance practices and reporting; and

●	evaluate the performance of our Board of Directors and of individual directors.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors, including the minimum criteria set forth above. The Nominating and Corporate Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Corporate Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee will be serving, or will have ever served, as an officer or employee of ours. None of our executive officers currently serves, or has served during the last completed year, as a member of the Board of Directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers who served as a member of our Board of Directors during the last completed year.

Limitation of Liability and Indemnification

Our amended and restated bylaws provide indemnification for our directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law. The indemnification agreements that we have entered into with each of our current executive officers and directors may, in some cases, be broader than the specific indemnification provisions contained under Delaware law.

In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors and officers for monetary damages resulting from breaches of certain fiduciary duties as a director or officer, as applicable, except to the extent such an exemption from liability thereof is not permitted under the Delaware General Corporation Law. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director or officer for breach of fiduciary duties as a director or officer, subject to certain exceptions in which case the director or officer would be personally liable. An officer may not be exculpated for any action brought by or in the right of the corporation. A director may not be exculpated for improper distributions to stockholders. Further, pursuant to Delaware law, a director or officer may not be exculpated for:

●	any breach of his or her duty of loyalty to us or to our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; and

●	any transaction from which the director or officer derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of our directors and officers will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our certificate of incorporation does not eliminate the duty of care owed by our directors and officers and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect the responsibilities of directors and officers under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors and officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

We have entered into separate indemnification agreements with each of our current executive officers and intend to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that will be provided for in our amended and restated bylaws. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2022

The following table shows certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2022, all of whom were director nominees at the time of grant, in anticipation of director services to be provided:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)		Total ($)
John R. Murphy	$—	$187,500	(2)	$37,500	(3)	$225,000
Steven Zelenkofske, D.O.	$—	$100,000	(4)	$18,750	(5)	$118,750
Glynn Wilson, Ph.D.	$—	$—		$149,650	(6)	$149,650

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 10 to our audited financial statements included in the 2022 Annual Report. These amounts do not correspond to the actual value that may be realized by the Directors upon vesting or exercise of such awards.

(2)	Represents 50,000 shares of Common Stock issued to John Murphy on September 16, 2022.

(3)	Represents 100,000 stock options issued to John Murphy on July 11, 2022, which options have an at an exercise price of $0.64 per common share and will vest over a period of three (3) years, with 33.33% vesting on the first anniversary of the effective date and thereafter 1/36 on a monthly basis.

(4)	Represents 40,000 shares of Common Stock issued to Steven Zelenkofske, D.O. on August 18, 2022.

(5)	Represents 50,000 stock options issued to Steven Zelenkofske, D.O. on July 11, 2022, which options have an at an exercise price of $0.64 per common share and will vest over a period of three (3) years, with 33.33% vesting on the first anniversary of the effective date and thereafter 1/36 on a monthly basis.

(6)	Represents 50,000 stock options issued to Glynn Wilson, Ph.D. on October 3, 2022, which options have an at an exercise price of $5.00 per common share and will vest over a period of three (3) years, with 33.33% vesting on the first anniversary of the effective date and thereafter 1/36 on a monthly basis.

For the fiscal year ended December 31, 2023, our directors will each receive annual cash compensation in the amount of $35,000 and the Chair of the Audit Committee will receive additional annual cash compensation of $15,000 per year. From time to time, we may grant additional stock options to certain of our non-employee directors as compensation for their services as directors. In addition to the annual cash compensation of $35,000, for his services as a director Mr. Lisicki was issued options to purchase 75,000 shares of common stock vesting 1/3 on August 1, 2024 and thereafter monthly pro rata over 24 months.

The table below shows the aggregate number of option awards outstanding at fiscal year-end of our non-employee directors.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2022
John R. Murphy	100,000
Steven Zelenkofske, D.O.	50,000
Glynn Wilson, Ph.D.	50,000

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2022 was the firm of WithumSmith+Brown, P.C. The Audit Committee has selected WithumSmith+Brown, P.C. as Cadrenal’s independent registered public accounting firm for fiscal 2023.

A representative of WithumSmith+Brown, P.C. is expected to be present either virtually or via teleconference at the 2023 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the 2023 Annual Meeting or represented by proxy and entitled to vote on this matter at the 2023 Annual Meeting will be required to approve the ratification of the appointment of Cadrenal’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of WithumSmith+Brown, P.C. by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2023 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF WithumSmith+Brown, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Cadrenal’s audited financial statements as of and for the year ended December 31, 2022 with the management of Cadrenal and WithumSmith+Brown, P.C., Cadrenal’s independent registered public accounting firm. Further, the Audit Committee has discussed with WithumSmith+Brown, P.C. the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Cadrenal’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the financial statements.

The Audit Committee also has received the written disclosures and the letter from WithumSmith+Brown, P.C. required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to WithumSmith+Brown, P.C.’s independence from Cadrenal, and has discussed with WithumSmith+Brown, P.C. its independence from Cadrenal. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Cadrenal is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Cadrenal and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining WithumSmith+Brown, P.C.’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Cadrenal’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Cadrenal’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Cadrenal’s audited financial statements for the year ended December 31, 2022 and management’s assessment of the effectiveness of Cadrenal’s internal control over financial reporting be included in Cadrenal’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of WithumSmith+Brown, P.C. as Cadrenal’s independent registered public accounting firm for the year ending December 31, 2023.

Submitted by the Audit Committee.

Members of the Audit Committee
John Murphy Steven Zelenkofske
Glynn Wilson

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Cadrenal under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

WithumSmith+Brown, P.C. serves as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the year ended December 31, 2022 by our auditors:

Period ended
December 31,
2022

Audit Fees	$59,130
Tax Fees	—
Audit-Related Fees	110,522
All Other Fees	—
$169,652

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services, as set forth in the Audit Committee Charter. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm in 2022 were pre-approved by the Audit Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not directors.

Name	Age	Position(s)	Served as an Officer Since
Matthew Szot	49	Chief Financial Officer	2022
Douglas Losordo	64	Chief Medical Officer	2022

Matthew Szot, Chief Financial Officer

Matthew Szot has served as our Chief Financial Officer since May 2022. From March 2010 to November 2021, Mr. Szot served as Executive Vice President and Chief Financial Officer of S&W Seed Company, a Nasdaq-listed agricultural seed biotechnology company. Since September 2020, Mr. Szot has served on the Board of Directors and as Chairman of the Audit and Compensation Committees of INVO Bioscience, Inc., a Nasdaq-listed commercial-stage fertility company. He also serves on the Board of Directors and as Chairman of the Audit Committee of SenesTech, Inc., a Nasdaq-listed life science company with next-generation technologies for managing animal pest populations through fertility control. From June 2018 to August 2019, Mr. Szot served on the Board of Directors and as Chairman of the Audit Committee of Eastside Distilling, a Nasdaq-listed craft spirits company. From 2007 until 2011, Mr. Szot served as the Chief Financial Officer for Cardiff Partners, LLC, a strategic consulting company that provided executive financial services to various publicly traded and privately held companies. From 2003 to 2006, he served as Chief Financial Officer of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products. From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG in the San Diego and Chicago offices and served as an Audit Manager for various publicly traded companies. Mr. Szot graduated from the University of Illinois, Champaign-Urbana with a BS in Agricultural Economics/Accountancy. He is a Certified Public Accountant in the State of California. Mr. Szot brings a wealth of knowledge in mergers and acquisitions, corporate strategy, equity and debt financings, corporate governance, SEC reporting and compliance, and developing and implementing financial and operational workflows and process improvements. He also has extensive experience in international operations, joint ventures, and technology license agreements.

Douglas Losordo, M.D., Chief Medical Officer

Douglas Losordo has served as our Chief Medical Officer since August 8, 2022. Dr. Losordo has worked in the biotech industry developing cell-based therapies for over twenty years. Since February 2021, he has served on the Board of Directors of Longeveron Inc., a clinical-stage biotechnology company developing cellular therapies for aging-related and life-threatening conditions. Dr. Losordo also served as Global Head Clinical Development and Operations of American Regent, Inc., a clinical development pharmaceutical company from June 2021 until August 2022. Prior thereto he served as Chief Medical Officer of KBP Biosciences Co., Ltd., a biotechnology research and development company, from November 2020 until June 2021 and as Executive Vice President, Global Head of Research and Development, Chief Medical Officer of Caladrius Biosciences, a clinical-stage biopharmaceutical company dedicated to the development of cellular therapies designed to reverse chronic disease, from August 2013 until November 2020. Dr. Losordo has extensive knowledge of clinical, regulatory, manufacturing, supply chain and commercial factors unique to cellular therapy technologies as a result of his prior industry experience. Dr. Losordo also previously served as a Professor of Medicine at NYU Langone Medical Center and Northwestern University’s Feinberg School of Medicine. He received his MD from the University of Vermont College of Medicine, and his B.A. in Zoology from the University of Vermont.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2022, which consist of our principal executive officer and the next most highly compensated executive officers, are:

●	Quang Pham, Chairman and Chief Executive Officer

●	Matthew Szot, Chief Financial Officer

●	Douglas Losordo, Chief Medical Officer

Summary Compensation Table

The following table shows compensation awarded to or earned by our named executive officers, for the period from January 25, 2022 (inception) to December 31, 2022.

Name and Principal Position	Salary ($)	Bonus ($)(1)	Stock Award ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Quang Pham Chief Executive Officer(6)	$350,000	$337,500	—	$—	$—	$128,723	(3)	$816,223
Matthew Szot Chief Financial Officer(7)	$—	$187,500	—	$—	$—	$172,105	(4)	$359,605
Douglas Losordo Chief Medical Officer(8)	$—	—	—	$625,200	$—	$23,360	(5)	$648,560

(1)	Bonuses were accrued as of December 31, 2022, but such bonuses were paid in February 2023.

(2)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 10 to our audited financial statements included in the 2022 Annual Report. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.

(3)	All other compensation for Mr. Pham includes $115,000 of accrued but unpaid consulting fees due to Phamace, LLC, a consulting firm of which Quang Pham, our Chief Executive Officer, is the sole member, which fees were earned in the fiscal year ended December 31, 2022, but were not paid until January 2023. Other compensation also includes $13,723 for the cost of his monthly premiums for health insurance.

(4)	Amount represents Mr. Szot’s monthly consulting fee of $22,500 from May 17, 2022 through December 31, 2022 plus $2,836 of premiums for health insurance.

(5)	Amount represents Mr. Losordo’s consulting fees from August 8, 2022 through December 31, 2022.

(6)	Mr. Pham became our Chief Executive Officer on January 25, 2022 (inception).

(7)	Mr. Szot became our Chief Financial Officer on May 17, 2022.

(8)	Mr. Losordo became our Chief Medical Officer on August 8, 2022.

Agreements with Our Named Executive Officers

Quang Pham Employment Agreement

We entered into an employment agreement with Quang Pham, our Chief Executive Officer, on March 1, 2022. Mr. Pham’s employment is at-will. Mr. Pham’s annual base salary pursuant to the employment agreement was initially $420,000, which increased to $675,000 upon the completion of our initial public offering. Mr. Pham is eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement by Mr. Pham and us of the applicable performance targets and goals as set by our Board of Directors or our compensation committee, with individual performance targets determined in consultation with Mr. Pham. A bonus of $337,500 was paid to Mr. Pham in February 2023.

Pursuant to Mr. Pham’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without cause. If Mr. Pham resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without cause, he is entitled to (i) a lump sum payment equal to 24 months of his base salary, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 24 months following his termination date, if applicable conditions are met.

Mr. Pham is required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Pham fails to provide the required notice such that we have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If we terminate Mr. Pham’s employment for Cause, as such term is defined in the employment agreement, or if Mr. Pham voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Pham shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement and which includes earned, but unpaid, base salary, accrued, but unused, vacation, and vested benefits, as of the date of termination.

Pursuant to Mr. Pham’s employment agreement, if his employment is terminated due to his death or disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, and (iii) Accrued Obligations.

Matthew Szot Employment Agreement

Upon completion of our initial public offering, we entered into an employment agreement with Matthew Szot, our Chief Financial Officer, dated January 24, 2023. Pursuant to the employment agreement, as amended on May 25, 2023, Mr. Szot receives an annual salary of $415,000 and is eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Mr. Szot and us of the applicable performance targets and goals as set by our Board of Directors. A cash bonus of $187,500 was paid to Mr. Szot in February 2023.

Pursuant to Mr. Szot’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Mr. Szot resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, he is entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 12 months, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

Mr. Szot will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Szot fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Mr. Szot’s employment is terminated without Cause or Mr. Szot resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Mr. Szot’s employment for Cause, or if Mr. Szot voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Szot shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Mr. Szot’s employment agreement, if his employment is terminated due to his death or Disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

Douglas Losordo Employment Agreement

Upon completion of our initial public offering, we entered into an employment agreement with Douglas Losordo, effective January 24, 2023. Pursuant to the employment agreement, Dr. Losordo will continue to serve as our Chief Medical Officer and receives an annual base salary of $425,000, with an annual targeted cash bonus of 40% of his base salary.

Pursuant to Dr. Losordo’s employment agreement, we need to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Dr. Losordo resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, he is entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 6 months, (ii) a lump sum payment equal to 50% of his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 6 months following his termination date, if applicable conditions are met.

Dr. Losordo will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Dr. Losordo fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Dr. Losordo’s employment is terminated without Cause or Dr. Losordo resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iii) extension of exercisability for the full term of any stock option; and (iv) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Dr. Losordo’s employment for Cause, or if Dr. Losordo voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Dr. Losordo shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the number of shares of common stock underlying outstanding equity incentive awards for each of our executive officers as of December 31, 2022:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock not yet Vested (#)	Market Value of Shares or Units not yet Vested ($)
Douglas Losordo	08/18/2022(1)	50,000	250,000	0.64	08/17/2032	—	—

(1)	These options vest quarterly over a period of three years commencing October 1, 2022.

Equity Incentive Plans

2022 Initial Equity Incentive Plan

We adopted the Cadrenal Therapeutics, Inc. 2022 Equity Incentive Plan, or the Initial Plan, on July 11, 2022, which was later amended and restated on October 16, 2022, for purposes of clarifying the application of certain of the rules of the Initial Plan to awards approved before such amendment and restatement of the Initial Plan and to facilitate the transition to the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan (the “Successor Plan”) for the issuance and approval of awards. The principal provisions of the Initial Plan are summarized below. On October 16, 2022, the Board adopted, and our stockholders approved, the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan, (the “2022 Plan”), which will be a successor to and continuation of the Initial Plan and became effective on January 19, 2023. The 2022 Plan replaced the Initial Plan, except with respect to awards outstanding under the Initial Plan, and no further awards will be available for grant under the Initial Plan.

Administration

The Initial Plan vested broad powers in a committee to administer and interpret the Initial Plan. Our Board of Directors has initially been designated to administer the Initial Plan. Except when limited by the terms of the Initial Plan, our Board of Directors has the authority to, among other things, accelerate the vesting or exercisability of an award. In its discretion, our Board of Directors may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board of Directors may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. Additionally, as described more fully below, neither the Board of Directors nor any committee designated to administer the Initial Plan, or the Administrator, is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, were eligible to participate in the Initial Plan and could have been selected by the Administrator to receive an award.

Vesting

The Administrator determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the Administrator’s discretion.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of common stock that could have been issued under the Initial Plan in connection with awards was 2,000,000 shares, of which 810,000 remained available for issuance as of the date the 2022 Plan became effective. All outstanding awards under the Initial Plan remain outstanding but no further grants will be made under the Initial Plan.

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends), or other similar corporate event or transaction that affects our common stock, the Administrator shall make adjustments to the number and kind of shares covered under outstanding Initial Plan awards as it determines appropriate and equitable.

Shares subject to Initial Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may be made available for issuance under the 2022 Plan. In addition, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will become available for issuance under the 2022 Plan.

Change of Control

In the event of a change of control, unless otherwise provided in a grant agreement, employment agreement or other agreement between us and the participant, and unless otherwise determined by an affirmative vote of a majority of the Board of Directors prior to the occurrence of such change of control: (i) all outstanding stock options and stock appreciation rights which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such stock option and stock appreciation right shall remain exercisable in full thereafter until it expires pursuant to its terms; and (ii) all restrictions and deferral limitations contained in restricted stock and restricted stock unit awards granted under the Initial Plan shall lapse and the shares of stock subject to such awards shall be distributed to the participant within thirty (30) days of the change of control to the extent permitted under Section 409A of the Code. In addition, in the event of a change of control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Board of Directors or the Administrator shall specify otherwise in the applicable award agreement, the Administrator is authorized (but not obligated) to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding awards: (a) continuation or assumption of such outstanding awards under the Initial Plan by us (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding awards (to the extent permitted under Section 409A of the Code), including, in the case of options, substitution by the surviving company or corporation or its parent of restricted stock or other equity in an amount equal to the intrinsic value of such options; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Administrator (contingent upon the consummation of the event), and at the end of such period, such awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding awards for fair value (in the form of cash, stock, other property or any combination thereof) as determined in the sole discretion of the Administrator and which value (for example, in the case of options that are not in the money) may be zero.

Repricing

The Administrator cannot, without obtaining prior approval of our stockholders, reduce the exercise price in effect for outstanding options under the Initial Plan.

Miscellaneous

Generally, awards granted under the Initial Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of common stock. Our obligation to issue shares or to otherwise make payments in respect of Initial Plan awards will be conditioned on our ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time.

2022 Successor Equity Incentive Plan

In October 2022, our Board of Directors adopted, and our stockholders approved, the 2022 Successor Equity Incentive Plan (the 2022 Plan), as a successor to and continuation of the Initial Plan, which became effective on January 19, 2023. All outstanding awards under the Initial Plan remain outstanding but no further grants will be made under the Initial Plan. The shares of common stock underlying any awards under the 2022 Plan and the Initial Plan that are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of common stock available for issuance under the 2022 Plan. In addition, if any shares subject to an award under the 2022 Plan and the Initial Plan are tendered or withheld by us to satisfy any exercise price or tax withholding obligation, such tendered or withheld shares will be added back to the shares of common stock available for issuance under the 2022 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2022 Plan. The principal purpose of the 2022 Plan is to attract, retain and incentivize the Company’s employees and other service providers through the granting of certain stock-based awards, including performance-based awards. The material terms of the 2022 Plan are summarized below.

Administration

The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Our Board of Directors has initially designated the compensation committee to administer the 2022 Plan. Except when limited by the terms of the 2022 Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our Board of Directors may amend, alter or discontinue the 2022 Plan and the compensation committee is able to amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2022 Plan or modifying the classes of participants eligible to receive awards under the 2022 Plan requires ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, and consultants, or those of our affiliates, are eligible to participate in the 2022 Plan and may be selected by the compensation committee to receive an award.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, as of the date of this proxy statement, the maximum number of shares of common stock that may be issued under the 2022 Plan in connection with awards is 1,860,000 shares, consisting of (i) the 685,000 shares of common stock reserved and available for issuance pursuant to the grant of new awards under our Initial Plan, and (ii) the 1,175,000 shares subject to outstanding stock options or other awards granted under our Initial Plan or the 2022 Plan that terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. In addition, the maximum number of shares of common stock that may be issued under the 2022 Plan will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, to a number of shares of common stock equal to 20% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year; provided, however that the Board of Directors, or the compensation committee, may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of common stock. All available shares may be utilized toward the grant of any type of award under the 2022 Plan. The 2022 Plan imposes a $100,000 limitation on the total grant date fair value with respect to which incentive stock options are exercisable for the first time by an individual optionee during any single calendar year.

In the event of any merger, consolidation, sale or disposition of all or substantially all our assets, sale or disposition of at least 50% of our outstanding securities, or other similar corporate transaction that affects our common stock, the Board of Directors or compensation committee shall make adjustments to the number and kind of shares authorized by the 2022 Plan and covered under outstanding 2022 Plan awards as it determines appropriate and equitable.

Shares subject to 2022 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2022 Plan. In addition, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will again become available for issuance under the 2022 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2022 Plan: (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NQOs and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, or (v) restricted stock units.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of common stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The compensation committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee may, in its sole discretion, permit payment of the exercise price of an option pursuant to a “cashless exercise,” in the form of previously owned shares of common stock based on the fair market value of the shares on the date the option is exercised, or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the compensation committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the compensation committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the board of director’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee, if a participant terminates employment with us (or our affiliates) for any reason other than cause, the participant may exercise his or her unexercised options and stock appreciation rights, to the extent they were exercisable on the termination date, within the following period of time, provided however that in no event may any award be exercised after termination of its maximum term: (i) three months following the date of such termination if such termination is a termination without cause (other than any termination due to the participant’s disability or death); (ii) 12 months following the date of such termination if such termination is due to the participant’s disability; (iii) 18 months following the date of such termination if such termination is due to the participant’s death; or (iv) 18 months following the date of the participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable. If the participant terminates employment with us (or our affiliates) for cause, all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date. Unless otherwise provided by the compensation committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The compensation committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. Restricted stock units are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of common stock. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change of Control

In the event of a change of control, unless otherwise provided in a grant agreement, employment agreement or other agreement between the Company and the participant, and unless otherwise determined by an affirmative vote of a majority of the Board of Directors prior to the occurrence of such change of control: (i) the vesting and settlement of all outstanding awards to non-employee directors will be automatically accelerated and the shares immediately issued to the participant (or the Board may direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant); (ii) the settlement of vested awards to employees and consultants will automatically be accelerated and the shares immediately issued to the participant; and (iii) unvested awards to employees and consultants shall be terminated and forfeited unless the acquiring entity assumes, continues or substitutes any such awards. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A of the Code, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the unvested awards to employees and consultants upon a Change of Control, or direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant).

Repricing

Neither our Board of Directors nor the compensation committee may reduce the exercise price in effect for outstanding options under the 2022 Plan without obtaining the consent of any participant whose award would be materially impaired by such action.

Miscellaneous

Generally, awards granted under the 2022 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of common stock. Our obligation to issue shares or to otherwise make payments in respect of 2022 Plan awards will be conditioned on our ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2022 Plan expires 10 years after it becomes effective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 25, 2023, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of the named executive officers;

●	each of our directors and director; and

●	all of our current executive officers and directors as a group

As of August 25, 2023, we had 13,022,754 shares of common stock outstanding, held by approximately twenty-seven (27) stockholders of record. This number does not include stockholders for whom shares are held in a “nominee” or “street” name.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 13,022,754 shares of our common stock outstanding as of August 25, 2023. We have deemed shares of our common stock subject to securities that are currently convertible or exercisable into shares of common stock, or convertible or exercisable into shares of our common stock within 60 days of August 25, 2023, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Name of Beneficial Owner	Shares		Percentage
Named Executive Officers and Directors
Quang Pham	6,300,000	(1)	48.38%
Matthew Szot	500,000	(2)	3.84%
Douglas Losordo	125,000	(3)	*
John Murphy	633,682	(4)	4.85%
Steven Zelenkofske	59,445	(5)	*
Glynn Wilson	66,667	(6)	*
Robert Lisicki	—	(7)	—
All executive officers and directors as a group (6 persons)	7,684,794		58.12%

5% Stockholders other than executive officers and directors
The PVBQ Living Trust	3,000,000	(1)	23.04%
Armistice Capital Master Fund Ltd	1,300,000	(7)	9.98%

*	Represents beneficial ownership of less than one percent.

(1)	Includes (i) 3,300,000 shares of common stock owned by Quang Pham; and (ii) 3,000,000 shares of common stock owned by The PVBQ Living Trust. The beneficiary of The PVBQ Living Trust (the “Trust”) is Mr. Pham’s child and Mr. Pham is the trustee of the Trust and has sole voting and disposition power with respect to the shares owned by the Trust. The address for the Trust is 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

(2)	Consists of 450,000 shares of restricted common stock, which shares shall vest quarterly over a period of two (2) years, subject to certain adjustments, and 50,000 shares of common stock.

(3)	Includes 125,000 shares of common stock issuable upon the exercise of options held by Dr. Losordo that are exercisable within the 60-day period following August 25, 2023. Does not include 175,000 shares of common stock issuable upon the exercise of options held by Dr. Losordo that are not exercisable within the 60-day period following August 25, 2023.

(4)	Includes: (i) 594,792 shares of Common Stock; and (ii) 38,890 shares of Common Stock issuable upon the exercise of options held by Mr. Murphy that are exercisable within the 60-day period following August 25, 2023. Does not include 61,110 shares of Common Stock issuable upon the exercise of options held by Mr. Murphy that are not exercisable within the 60-day period following August 25, 2023.

(5)	Includes: (i) 40,000 shares of Common Stock; and (ii) 19,445 shares of Common Stock issuable upon the exercise of options held by Dr. Zelenkofske that are exercisable within the 60-day period following August 25, 2023. Does not include 30,555 shares of Common Stock issuable upon the exercise of options held by Dr. Zelenkofske that are not exercisable within the 60-day period following August 25, 2023.

(6)	Includes: (i) 50,000 shares of Common Stock; and (ii) 16,667 shares of Common Stock issuable upon the exercise of options held by Dr. Wilson that are exercisable within the 60-day period following August 25, 2023. Does not include 33,333 shares of common stock issuable upon the exercise of options held by Dr. Wilson that are not exercisable within the 60-day period following August 25, 2023.

(7)	Does not include 75,000 shares of Common Stock issuable upon the exercise of options held by Mr. Lisicki that are not exercisable within the 60-day period following August 25, 2023.

(8)	Includes 1,300,000 shares of Common Stock held by Armistice Capital Master Fund Ltd. (the “Master Fund”). Does not include: (i) 2,985,715 shares of Common Stock issuable upon exercise of Pre-Funded Warrants; and (iii) 4,285,715 shares of Common Stock issuable upon exercise of Common Warrants. All of the foregoing securities are directly held by the Master Fund, a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. Under the terms of the Common Warrants and Pre-Funded Warrants, Armistice may not exercise the Common Warrants or the Pre-Funded Warrants to the extent such exercise would cause Armistice, together with its affiliates and attribution parties, to beneficially own a number of shares of Common Stock which would exceed 4.99% or 9.99%, as applicable, of our then outstanding Common Stock following such exercise, excluding for purposes of such determination shares of Common Stock issuable upon exercise of such warrants which have not been exercised. The address for Armistice is 510 Madison Avenue, New York, New York 10022.

Changes In Control

None.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related-Person Transactions Policy and Procedures

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to filings made with the SEC and are available electronically on the website of the SEC at www.sec.gov.

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 25, 2022 or any currently proposed transaction in which:

●	we have been or are to be a party to;

●	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see the section titled “Executive Compensation.”

On January 25, 2022, we entered into an agreement with Phamace, LLC, a consulting firm of which Quang Pham, our Chief Executive Officer, is the sole member, for an initial term of January 25, 2022 through February 28, 2022 to provide advisory and administrative services relating to preparing the Company to launch as an operating company. Pursuant to the agreement, the Company shall pay the sum of $115,000 to Phamace, LLC for services rendered, which was paid in January 2023.

On January 25, 2022, we issued 7,500,000 shares of common stock, pursuant to a subscription agreement, to Quang Pham, our Chief Executive Officer. Mr. Pham paid a total of $7,500 for such founders shares.

On March 1, 2022, we issued a convertible promissory note in the amount of $500,000 to John Murphy, a director, which bears interest at 5% and matures on March 1, 2025. The note, as amended in December 2022, converted into 514,792 shares of common stock at a conversion price equal to $1.00 upon consummation of the initial public offering.

On May 17, 2022, we issued 450,000 shares of restricted common stock, pursuant to a restricted stock purchase agreement, to Matthew Szot, our Chief Financial Officer, which shares shall vest quarterly over a period of two (2) years, subject to certain adjustments, as provided in the Restricted Stock Purchase Agreement dated May 17, 2022.

On July 11, 2022, we issued stock options to purchase an aggregate of 150,000 shares of common stock to two (2) directors. The options have an at an exercise price of $0.64 per common share and will vest over a period of three (3) years, with 33.33% vesting on the first anniversary of the effective date, and thereafter 1/36 on a monthly basis.

On August 18, 2022, we issued stock options to purchase 300,000 shares of common stock to Douglas Losordo, our Chief Medical Officer. The options have an at an exercise price of $0.64 per common share and will vest quarterly over a period of three (3) years, subject to certain adjustments.

On August 18, 2022, we issued 40,000 shares of common stock to Steven Zelenkofske, a director.

On August 22, 2022, we issued a convertible promissory note in the amount of $50,000 to Glynn Wilson, a director, which bears interest at 6% and matures on September 13, 2025. The note was converted into 50,000 shares of common stock at a conversion price equal to $1.00 upon consummation of the initial public offering.

On September 16, 2022, we issued 50,000 shares of common stock to John Murphy, a director.

On October 3, 2022, the Company issued stock options to purchase 50,000 shares of common stock to Glynn Wilson, a director. The options have an exercise price of $5.00 per common share and will vest over a three-year period, with 33.33% vesting on the first anniversary of the effective date, and thereafter 1/36 on a monthly basis.

On January 24, 2023, we issued 50,000 shares of common stock to Matthew Szot, our Chief Financial Officer.

On July 23, 2023, we issued stock options to purchase 75,000 shares of Common Stock to Robert Lisicki, a director. The options have an exercise price of $1.20 per common share and will vest over a period of three (3) years, with 33.33% vesting on August 1, 2024, and thereafter 1/36 on a monthly basis.

Our Policy Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Under the policy:

●	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

●	any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board of Directors or recommended by the compensation committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

●	management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

●	management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, Nasdaq, and the Code.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Cadrenal’s 2022 Annual Report is being made available to stockholders concurrently with this Proxy Statement, but which is not part of our proxy solicitation materials, on or about September 8, 2023 at www.proxyvote.com. Copies of the 2022 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.cadrenal.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Cadrenal stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Cadrenal Therapeutics, Inc., Attention: Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082 or by calling us at (904) 300-0701. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 30, 2024. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2024 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than 90 days nor earlier than 120 days before the first anniversary of the prior year’s meeting. As a result, stockholders who intend to present proposals at the 2024 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on June 22, 2024 and no later than the close of business on July 22, 2024. However, if we hold the 2024 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. In addition, the stockholder’s notice must set forth the information required by our amended and restated bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2024 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cadrenal nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 21, 2024. If the date of the 2024 Annual Meeting date is changed by more than 30 days before or after October 20, 2024, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Cadrenal knows of no other matters to be presented for stockholder action at the 2023 Annual Meeting. However, if any other matter is properly brought before the 2023 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Cadrenal will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,

/s/ Quang Pham
Quang Pham
Chairman and Chief Executive Officer

Ponte Vedra, Florida

August 28, 2023

Cadrenal Therapeutics, Inc.

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

SUBMIT A PROXY TO VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS -

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY TO VOTE BY MAIL -

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the election of each of the following:						number(s) of the nominee(s) on the line below.

	1.	Election of Directors	☐	☐	☐

Nominees:

	01 Quang Pham	02 Glynn Wilson

	The Board of Directors recommends you vote FOR the proposal		For		Against	Abstain

2.	To ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.		☐		☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated August 28, 2023.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

CADRENAL THERAPEUTICS, INC.

2023 Annual Meeting of Stockholders

October 20, 2023 10:00 A.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Quang Pham and Matthew Szot, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of CADRENAL THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 A.M., Eastern Time, on October 20, 2023 via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2023, or any adjournment or postponement thereof. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side